THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Series

Supplement dated December 7, 2012, to the Prospectus dated May 1, 2012

This Supplement outlines a change to one of the investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP BlackRock Emerging Markets Index RPM Fund. The Lincoln Variable Insurance Products Trust has informed us that, effective April 30, 2013, the name of the LVIP BlackRock Emerging Markets Index RPM Fund will be changed to LVIP BlackRock Emerging Markets RPM Fund. The fees and investment objective of the fund will not change.

For complete details relating to this fund name change, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.